SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) . . . . . . . .  June 21, 1999



                        FIELDPOINT PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




                                    COLORADO
                 (State or Other Jurisdiction of Incorporation)




         0-9435                                          84-0811034
(Commission File Number)                    (IRS Employer Identification Number)



1703 Edelweiss Drive                                       78613
Cedar Park, Texas                                        (Zip Code)
(Address of principal executive offices)



        Registrant's telephone number, including area code (512) 250-8692

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         FieldPoint Petroleum Corporation (The Company) consummated the purchase of a 25% working interest in the Britt lease, a 25% working interest in the Lieber lease, a 25% working interest in the Petty John lease as well as a 25% working interest in the Provence lease and Mount Gilgrease Unit. Each lease currently has one or more producing oil and gas wells. The Company paid $444,126 cash consideration for the lease rights and related equipment.

         Closing of the acquisition took place on June 21, 1999, with the effective date being June 1, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements - Not necessary

(b)      Exhibits

         None



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FieldPoint Petroleum Corporation
                                           (Registrant)

                                           By: /s/ Ray D. Reaves
                                               -------------------------
                                                 Ray D. Reaves, President

Dated:  July 6, 1999